Annual Report

Short-Term
U.S. Government Fund
May 31, 1997

T. Rowe Price

Report Highlights

o The Federal Reserve tightened in March to slow the surging economy; the consequent interest rate rise led to lackluster returns on high-quality bonds for the six-month period ended May 31.

o Mortgage-backed securities were the performance leaders among high-quality bonds.

o The fund's 6- and 12-month returns of 1.78% and 6.90%, respectively, lagged its Lipper peer group slightly for the shorter period but exceeded it for the longer.

o Mortgage-backed securities remained our major focus; we pared our holdings of asset-backed issues and reinvested the proceeds in Treasury notes.

o Additional Fed tightening is possible this year, so we are maintaining a neutral posture. Longer term, prospects are good for continued moderate inflation and growth-a favorable environment for bonds.

Fellow Shareholders

Interest rates rose and prices of high-quality bonds declined on balance for the six months ended May 31, 1997, the reverse of the credit market scenario in the first half of the fund's fiscal year. Bond fund returns for the six-month period were basically flat, as coupon income tended to offset price drops. For the 12-month period, returns were solid, driven almost entirely by income.

Over the past six months, the economy developed considerable momentum. Consumer sentiment reached unusually high levels, and household spending on durable goods surged. Jobs were created at a rapid rate, and the civilian unemployment rate dropped to 4.8% in May, its lowest level in over two decades. The GDP rose at a 5.8% annual rate in the first quarter, roughly double its trend rate since the current upturn began in 1991.

Against this background, the Federal Reserve abandoned its patient wait for the economy to slow on its own and, on March 25, raised the target for the key federal funds rate from 5.25% to 5.50%-the first tightening since 1995. This sent shock waves through the stock and bond markets, but they gradually regained their equilibria in April as interest rates leveled off or declined slightly, as shown in the chart.

Chart 1 - Interest Rate Levels line chart

Among high-grade bond market sectors, mortgage-backed securities outstripped both Treasuries and corporates for the six-month period, as the rise in interest rates dampened the rate at which homeowners prepaid their mortgages. The strong performance in recent months enabled mortgage securities to provide the highest overall returns for the 12-month period as well. Treasury issues outperformed corporate bonds for the six-month period but not for the whole 12 months.

Performance and Strategy Review

The fund's return of 1.78% for the six-month period reflected $0.14 of income per share partially offset by a $0.06 decline in share price. For the 12-month period, income of $0.28 was augmented by a small rise in share price ($4.59 to $4.62), generating a 6.90% return. Performance slightly lagged the fund's peer group average for the shorter period but surpassed it for the fiscal year.

Performance Comparison

Periods Ended 5/31/97           6 Months       12 Months
__________________________________________________________

Short-Term U.S.
Government Fund                     1.78%           6.90%

Lipper Average of Short-Term
U.S. Government Funds               1.90            6.09

We made the major change to the portfolio in the first half of the fund's fiscal year when we sharply increased our commitment to mortgage-backed securities, which offer higher yields than Treasury issues with virtually no additional credit risk. On May 31, this position composed 59% of net assets, of which almost half represented balloon mortgages, particularly obligations of Freddie Mac (Federal Home Loan Mortgage Corporation). We like balloons because they have short durations-about 1.3 years-and attractive yields and, therefore, fit well with the fund's objective of high income consistent with minimal price fluctuation. (Duration indicates a fund's interest rate sensitivity. For example, a duration of two years means a fund's share price would fall about 2% for each one-percentage-point rise in interest rates, and vice versa.)

In recent months, a rise in credit card delinquencies reported by major credit card banks prompted us to trim holdings of some asset-backed securities with exposure to this area. This shows up in the drop in corporate notes and bonds from 14% to 11% in the Sector Diversification table following this letter. Proceeds from these sales as well as principal repayments on mortgage securities we hold were reinvested in three- to five-year Treasury notes. We believe the mortgage securities market is a bit expensive at present after its recent strong performance, so we prefer to allocate additional assets to Treasuries for the time being.

Outlook

With the economy strong and labor markets under stress, some additional tightening of monetary policy is possible this year as the Fed tries to restrain the economy's powerful pace. Credit markets may again be roiled by a higher federal funds rate. We expect yields in the short-term market to remain in a fairly narrow range, but since further Fed action cannot be ruled out, we will probably maintain the fund's duration in neutral territory through the end of this year. Barring a serious miscalculation by the Fed, we think prospects are good for moderate growth and a favorable market for debt securities over the long term.

Respectfully submitted,

Peter Van Dyke
President and Chairman of the Investment Advisory Committee
June 20, 1997

T. Rowe Price Short-Term U.S. Government Fund
Portfolio Highlights
Key statistics

                                         11/30/96   5/31/97
___________________________________________________________

Price Per Share                          $   4.68  $   4.62

Dividends Per Share

    For 6 months                             0.14      0.14

    For 12 months                            0.27      0.28

Dividend Yield *

    For 6 months                             6.04%     6.22%

    For 12 months                            6.05      6.22

Weighted Average Maturity (years)             2.8       2.8

Weighted Average Effective
    Duration (years)                          2.2       2.3

Weighted Average Quality **                  AAA-       AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**  Based on T. Rowe Price research.

SECTOR Diversification

                                   Percent of    Percent of
                                   Net Assets    Net Assets
                                     11/30/96       5/31/97
___________________________________________________________

U.S. Government Mortgage-Backed
    Securities                            61%            59
%
U.S. Treasury Obligations                  16            25

Corporate Bonds and Notes                  14            11

Federal National Mortgage
    Association (Fannie Mae)
    Debentures                              5             6

All Other                                  10             4

Other Assets Less Liabilities              -6            -5
___________________________________________________________
_
Total                                     100%          100%

T. Rowe Price Short-Term U.S. Government Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - SEC graph

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                             Since   Inception
5/31/97      1 Year 3 Years   5 Years Inception        Date
____________________________________________________________

Short-Term
U.S.
Government
Fund          6.90%   5.78%     4.18%     4.47%     9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term U.S. Government Fund

             For a share outstanding throughout each period

Financial Highlights

           Year                 3 Months#     Year
          Ended                     Ended    Ended
        5/31/97  5/31/96 5/31/95  5/31/94  2/28/94 2/28/93

NET ASSET VALUE

Begin-
ning
of
period   $ 4.59 $   4.67 $  4.65  $  4.75 $   4.83 $   4.97

Invest-
ment
activi-
ties

Net
invest-
ment
income     0.28*    0.28*   0.26*    0.06 *   0.23 *   0.29*

Net
real-
ized and
unreal-
ized
gain
(loss)     0.03   (0.08)    0.01    (0.11)   (0.08)   (0.13)

Total
from
invest-
ment
activi-
ties       0.31     0.20    0.27    (0.05)    0.15     0.16

Distri-
butions

Net
invest-
ment
income    (0.27)   (0.27)  (0.24)   (0.05)   (0.17)   (0.28)

Tax
return
of
capital   (0.01)   (0.01)  (0.01  )     -    (0.06)   (0.02)

Total
distri-
butions   (0.28)   (0.28)  (0.25)   (0.05)   (0.23)   (0.30)

NET ASSET VALUE

End of
period   $ 4.62 $   4.59 $  4.67  $  4.65 $   4.75 $   4.83

Ratios/Supplemental Data

Total
return    6.90%*   4.31%*  6.14%* (0.97)%*   3.11%*   3.33%*

Ratio
of
expenses
to
average
net
assets    0.70%*   0.70%*  0.59%*   0.50%*!  0.40%*   0.25%*

Ratio of
net
invest-
ment
income
to
average
net
assets    6.05%*   5.93%*  5.48%*   4.69%*!  4.78%*   5.96%*

Port-
folio
turnover
rate      82.9%   152.8%  100.0%    27.6%!   70.4%   110.8%

Net
assets,
end of
period
(in thou-
sands) $ 92,697 $ 98,529 $112,387 $187,517$225,154 $476,448

* The manager agreed to bear all expenses of the fund through June 30, 1992. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect July 1, 1992 through July 31, 1992, a 0.30% voluntary expense limitation in effect August 1, 1992 through August 31, 1992, a 0.40% voluntary expense limitation in effect September 1, 1992 through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994 through August 31, 1994, a 0.60% voluntary expense limitation in effect September 1, 1994 through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1, 1995 through May 31, 1998.
!   Annualized.
#   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund

May 31, 1997

Statement of Net Assets

                                            Par       Value
                                              In thousands


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  58.6%

U.S. Government Agency ARM  4.0%

Federal National Mortgage Assn.
      5.974%, 1/1/19                   $    793   $     778

      5.997%, 3/1/20                        121         119
      6.00%, 2/1 - 7/1/18                   292         289

      6.009%, 12/1/16 - 7/1/27              694         686

      6.03%, 12/1/17 - 11/1/20              559         552

      6.071%, 5/1/17 - 5/1/31               831         820

      6.075%, 3/1/19                         17          17

      6.084%, 5/1/24                        126         124

      6.125%, 8/1 - 11/1/17                 107         105


      6.817%, 10/1/14                        10          10

      7.357%, 11/1/21                       215         218

      7.50%, 5/1/17                          45          46

                                                      3,764

U.S. Government Agency Asset-Backed  10.5%
Federal National Mortgage Assn.,
    8.00%, 4/25/25                        9,500       9,702

                                                      9,702

U.S. Government Agency Obligations  40.0%

Federal Home Loan Mortgage

    5 year balloon

      5.00%, 6/1/99                         453         445

      6.50%, 6/1/99                       3,634       3,653

      7.00%, 1/1/00 - 9/1/01              6,095       6,125

      8.00%, 8/1/97 - 2/1/00                112         113

    7 year balloon

      6.50%, 12/1/99 - 12/1/03            6,424       6,380

      7.00%, 1/1/00 - 8/1/01              3,617       3,643

      TBA, 6.50%, 7/1/02                  5,000       4,997

    REMIC

      5.85%, 11/15/17                     1,951       1,940

      7.50%, 11/15/17                     2,000       2,028

Federal National Mortgage Assn.

    7 year balloon

      7.50%, 3/1/99 - 8/1/01              2,036       2,060

Federal National Mortgage Assn.

    REMIC

      5.75%, 6/25/06                   $  2,634   $   2,612

      Inverse Floater, 11.494%,
          6/25/99                         2,856       3,050

                                                     37,046

U.S. Government Guaranteed Obligations  4.1%
Government National Mortgage Assn.

    I, 11.50%, 3/15/10 - 12/15/15         1,667       1,894

    Project Loan, I, 9.125%, 12/15/28     1,800       1,896

                                                      3,790

Total U.S. Government
    Mortgage-Backed Securities
    (Cost  $54,282)                                  54,302

U.S. GOVERNMENT OBLIGATIONS  31.0%

U.S. Government Agency Obligations  6.4%
Federal National Mortgage Assn.
    Deb.

      5.22%, 7/10/98                      5,000       4,925

      7.30%, 7/10/02                      1,000         994

                                                      5,919

U.S. Treasury Obligations  24.6%

U.S. Treasury Notes

      5.875%, 2/28/99                     5,000       4,979

      6.125%, 7/31/00 - 12/31/01         13,000      12,899

      6.25%, 5/31/00                      2,000       1,994

      6.625%, 6/30/01 - 4/30/02           2,900       2,913

                                                     22,785

Total U.S. Government Obligations
    (Cost  $28,841)                                  28,704

CORPORATE BONDS AND NOTES  10.9%

Finance and Credit  3.3%

Ciesco L.P., MTN, (144a), 7.38%,
    4/19/00!                              3,000       3,048

                                                      3,048

Industrials  5.5%
General Electric, Deb., 7.875%,
    9/15/98                               3,000       3,064

Rockwell International, 7.625%,
    2/17/98                               2,000       2,021

                                                      5,085

Telephone  2.1%

Southwestern Bell Telephone,
    6.375%, 4/1/01                     $  2,000   $   1,976

                                                      1,976

Total Corporate Bonds and Notes
    (Cost  $10,080)                                  10,109

NON-GOVERNMENT ASSET-BACKED
SECURITIES  2.4%

Home Equity Loans-Backed  0.6%

HFC Home Equity Loan, 4.75%,
    5/20/08                                 534         532

                                                        532

Non-Government Agency ARM  1.8%
Resolution Trust Corp., 7.822%, 12/25/20          439

                                                        444

Ryland Mercury Savings Trust, MPC,
    6.348%, 10/15/18                        575         574

Ryland Mortgage Securities, MPC,
    7.677%, 5/25/17                          47          44

Salomon Brothers Mortgage
    Securities, MPC, 6.625%, 8/25/18        702         672

                                                      1,734

Total Non-Government Asset-Backed
    Securities (Cost  $2,351)                         2,266

COMMERCIAL PAPER  1.6%

Investments in Commercial Paper
    through a Joint Account
      5.60 - 5.69%, 6/2/97                1,458       1,458

Total Commercial Paper
    (Cost  $1,458)                                    1,458


Total Investments in Securities
104.5% of Net Assets (Cost  $97,012)              $  96,839

Other Assets Less Liabilities                        (4,142)

NET ASSETS                                    $   92,697
                                                  _________


Net Assets Consist of:

Accumulated net investment income -
    net of distributions                          $    (471)

Accumulated net realized gain/loss -
    net of distributions                            (23,738)

Net unrealized gain (loss)                             (173)

Paid-in-capital applicable to
    20,064,323 shares of $0.01 par
    value capital stock outstanding;
    1,000,000,000 shares authorized                 117,079

NET ASSETS                                    $   92,697
                                                  _________

NET ASSET VALUE PER SHARE                         $    4.62
                                                  _________


               !   Private Placement
             ARM   Adjustable Rate Mortgage
 Inverse Floater   Inverse floating rate note; interest rate is inversely
                   tied to a published index-rate shown reflects current
                   rate at 5/31/97.
             MTN   Medium Term Note
             MPC   Mortgage Pass-through Certificate
           REMIC   Real Estate Mortgage Investment Conduit
             TBA   To be announced security purchased on a forward
                   commitment basis; the aggregate liability for securities purchased under such agreements totaled
                   $4,935,000 at 5/31/97.
            144a   Security was purchased pursuant to Rule 144a under the
                   Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at year-end amounts to 3.3% of net assets.

T. Rowe Price Short-Term U.S. Government Fund

Statement of Operations

In thousands
                                                       Year
                                                      Ended
                                                    5/31/97

Investment Income

Interest income                                   $   6,385

Expenses
    Investment management                               250
    Shareholder servicing                               171
    Custody and accounting                              147
    Registration                                         43
    Legal and audit                                      23
    Prospectus and shareholder reports                   12
    Directors                                             7
    Miscellaneous                                         9

    Total expenses                                      662

Net investment income                                 5,723

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                 (530)
Change in net unrealized gain or
loss on securities                                    1,139

Net realized and unrealized gain (loss)                 609

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   6,332

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund

Statement of Changes in Net Assets

In thousands

                                           Year
                                          Ended
                                        5/31/97     5/31/96

Increase (Decrease) in Net Assets

Operations

    Net investment income              $  5,723   $   6,297

    Net realized gain (loss)               (530)        415

    Change in net unrealized gain
      or loss                             1,139      (2,154)
    Increase (decrease) in net
      assets from operations              6,332       4,558

Distributions to shareholders
    Net investment income                (5,567)     (5,995)
    Tax return of capital                  (156)       (304)

    Decrease in net assets from
      distributions                      (5,723)     (6,299)

Capital share transactions*
    Shares sold                          25,020      19,825
    Distributions reinvested              4,695       5,139
    Shares redeemed                     (36,156)    (37,081)

    Increase (decrease) in net
    assets from capital
    share transactions                   (6,441)    (12,117)

Net Assets

Increase (decrease) during period        (5,832)    (13,858)
Beginning of period                      98,529     112,387

End of period                          $ 92,697   $  98,529

*Share information
    Shares sold                           5,409       4,245
    Distributions reinvested              1,016       1,101
    Shares redeemed                      (7,826)     (7,939)

    Increase (decrease) in
      shares outstanding                 (1,401)     (2,593)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund

May 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.
Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Commercial Paper Joint Account

The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,962,000 and $14,756,000, respectively, for the year ended May 31, 1997. Purchases and sales of U.S. government securities aggregated $77,086,000 and $70,011,000, respectively, for the year ended May 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $23,665,000, of which $12,778,000 expires in 2000, $5,229,000 in 2001, and $5,658,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income               $(141,000)
Undistributed net realized gain                     144,000
Paid-in-capital                                      (3,000)

At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $97,012,000, and net unrealized loss aggregated $173,000, of which $317,000 related to appreciated investments and $490,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $21,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $155,000 of management fees were not accrued by the fund for the year ended May 31, 1997. Additionally, $779,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $231,000 for the year ended May 31, 1997, of which $26,000 was payable at period-end.

During fiscal year 1996, Price Waterhouse LLP succeeded Coopers & Lybrand L.L.P. as independent accountants for the Short-Term U.S. Government Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Coopers & Lybrand L.L.P. or reportable events that caused the change.

T. Rowe Price Short-Term U.S. Government Fund
T. Rowe Price Shareholder Services

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term U.S. Government Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term U.S. Government Fund, Inc. (the "Fund") at May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended May 31, 1996 were audited by other independent accountants whose report dated June 19, 1995 expressed an unqualified opinion on these statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning
Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term U.S. Government Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.
F69-050  5/31/97


Chart 1 - Interest Rate Levels - a 3-line chart showing the 5-year Treasury Note, 2-year Treasury note, and 1-year Treasury Bill yields from 5/31/96 to 5/31/97.]

Chart 2 - SEC line graph showing the cumulative growth of $10,000 invested in the US Government Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.